UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2025 (August 15, 2025)

Global Technologies, LTD

(Exact name of registrant as specified in its charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

806 Green Valley Rd, Suite 200, Greensboro, NC	27408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 233-5151

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

As used in this Current Report on Form 8-K (this “Current Report”), and unless otherwise indicated, the terms “the Company,” “GTLL,” “we,” “us” and “our” refer to Global Technologies, LTD and its subsidiaries.

(a)	Dismissal of Independent Registered Public Accounting Firm

(i) On August 15, 2025, the Company ended the engagement of Olayinka Oyebola & Co. (“Olayinka”) as GTLL’s independent registered public accounting firm. The decision to end the engagement of Olayinka Oyebola & Co. was approved by unanimous written consent of the Company’s board of directors on August 15, 2025.

(ii) The reports of Olayinka on the Company’s consolidated financial statements for the year ended June 30, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii) During the Company’s most recent fiscal year ended June 30, 2025, and the subsequent interim period through the date of this Current Report, (a) there have been no disagreements with Olayinka whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Olayinka with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Olayinka furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. A copy of that letter will be filed as Exhibit 16.1 to this Current Report on Form 8-K upon receipt.

(b)	The Company is in the process of evaluating and engaging a new independent registered public accounting firm that is duly registered with the PCAOB and in good standing with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 16.1	Letter from Olayinka Oyebola & Co. to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD
(Registrant)

Date August 19, 2025

/s/ H. Wyatt Flippen
(Signature)*